                                                       EXHIBIT 24




                           FORD MOTOR CREDIT COMPANY


                     Certificate of an Assistant Secretary


         The undersigned, Richard P. Conrad, an Assistant Secretary of Ford Motor Credit Company, a Delaware corporation (the "Company"), does hereby certify that the resolutions attached as Exhibit 1 to this Certificate were duly adopted by the Board of Directors of the Company on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993 at meetings duly called and held at which quorums were present and acted throughout, and such resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

         WITNESS my hand and seal of the Company this 26th day of August, 1994.



                                         /s/ Richard P. Conrad
                                         --------------------------
                                         Richard P. Conrad
                                         Assistant Secretary

                                                                       EXHIBIT I




                                  Resolutions
                Public Offering of Senior and Subordinated Debt

    RESOLVED, That the Company (i) is authorized during any calendar year, commencing with calendar year 1986, to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies, consisting of notes, debentures, warrants, guarantees or other securities, or any combination thereof ("Securities"), in an aggregate principal amount not to exceed U.S. $16,000,000,000 and (ii) is authorized during any calendar year, commencing with calendar year 1986, to issue and sell, in one or more public offerings in an aggregate principal amount not to exceed $16,000,000,000, (a) Securities registered with the Commission pursuant to the provisions of the Act and (b) all of the Company's Debt Securities registered with the Commission pursuant to Registration Statement No. 33-2887 and Registration Statement No. 33-1464 prior to the adoption of these resolution and unissued and unsold at the time of the adoption of these resolutions (such Securities and such Debt Securities registered on Registration Statement No. 33-2887 and Registration Statement No. 33-1464 pursuant to the provisions of the Act prior to the adoption of these resolutions are hereinafter collectively called "Underwritten Debt Securities") with such maturity dates, in such relative principal amounts, in such currencies, at such interest rates (either on a fixed or floating basis) or original issue discounts, as applicable, and upon such additional terms and conditions (including, without limitation, provisions for subordination) as may be fixed by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer and that any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer be and hereby are authorized to determine the terms of the Underwritten Debt Securities, including, without limitation, the respective maturity dates, the relative principal amounts, the respective currencies, the stated rates of interest (either on a fixed or floating basis) to be borne by, or the original issue discounts applicable to, the Underwritten Debt Securities, any provisions for subordination of the Underwritten Debt Securities, the terms and the price or prices for any pre-payment or redemption of the Underwritten Debt Securities pursuant to a sinking fund or otherwise, and the purchase prices to be paid by the several underwriters or any firm, institution, partnership or other person purchasing the Underwritten Debt Securities, or either of them, pursuant to a Purchase Agreement (as hereinafter defined).

    RESOLVED, That the preparation by the Company of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering (a) the Underwritten Debt Securities or (b) the Underwritten Debt Securities together with Agency Notes (as such term is defined in these resolutions under the caption "Public Offering of Notes Sold Through Sales Agents"), including prospectuses, exhibits and other documents, to be filed with the Commission for the purpose of registering
(i) the offer and sale of the Underwritten Debt Securities or (ii) the offer and sale of the Underwritten Debt Securities together with Agency Notes under the Act, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement the appro-priate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company as provided in the immediately preceding resolution, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

    RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement (including Registration Statement No. 33-2887 for any purpose, including, without limitation, the purpose of permitting the issuance of the Debt Securities registered thereunder in any foreign currency and/or providing for the issuance of any type of security included in the definition of "Security" as defined in the first resolution set forth above), including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

    RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad, L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney or attorneys to sign in his name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Controller, the Vice President-Treasurer, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Underwritten Debt Securities for issuance and sale or to request an exemption from registration of such securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

    RESOLVED, That Ford Motor Credit Company hereby designates Goldman, Sachs & Co., a licensed California broker-dealer, or any other licensed California broker-dealer designated by the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Vice President-Treasurer, the Treasurer and any Assistant Treasurer, and each of them, its attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Underwritten Debt Securities (whether or not subordinated) for offering and sale in the State of California.


    BE IT RESOLVED THAT RICHARD D. LATHAM, Securities Commissioner, State Securities Board, of the State of Texas, and his successor in office, is made, constituted and appointed the true and lawful attorney-in-fact for and in the State of Texas for this corporation, upon whom all process of law against this corporation in any action at law or legal proceeding growing out of the Texas Securities Act may be served, subject to and in accordance with all the provisions of the laws of the State of Texas and all amendments thereto, and this corporation agrees that any and all lawful process against it may be served upon its said attorney-in-fact, RICHARD D. LATHAM, or his successor in office, shall be deemed valid personal service upon this corporation and shall be of the same force and validity as if served upon this corporation; and that all process served upon the said Securities Commissioner shall be and have the same effect as if this corporation were organized and created under the laws of the State of Texas and had been lawfully served with process therein; and

    BE IT FURTHER RESOLVED that the corporation by and through its President or any Vice President and Secretary or any Assistant Secretary execute a Power of Attorney to the said RICHARD D. LATHAM, Securities Commissioner of the State of Texas, and his successor in office, incorporating the provisions of this resolution therein.

    RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell its securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

    RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized on behalf of the Company to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing on the New York Stock Exchange or any other Stock Exchange of the Underwritten Debt Securities and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Controller, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division of any such Exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Controller, the Treasurer and any Assistant

Treasurer, and each of them, be and hereby are authorized to execute and file with the Commission and the New York Stock Exchange, Inc., or any other Stock Exchange in the name and on behalf of the Company, one or more Registration Statements, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, for the registration under the Securities Exchange Act of 1934 of the Underwritten Debt Securities and any and all amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc., or any other Stock Exchange, for the listing on such Exchange of the Underwritten Debt Securities, the Company enter into an agreement providing for the indemnification by the Company of the New York Stock Exchange, Inc., or any other Stock Exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Underwritten Debt Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on the Underwritten Debt Securities; and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Controller, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to the New York Stock Exchange, Inc., or any other Stock Exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the Company enter into one or more indentures and supplements thereto, each with a bank or trust company as Trustee (the "Indentures"), providing for the issuance of the Underwritten Debt Securities and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver the Indentures and supplements thereto, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, that the execution by the Company of the Indenture dated as of August 1, 1984 with The Chase Manhattan Bank (National Association) the "Chase Indenture") and the Indenture dated as of February 1, 1985 with Manufacturers Hanover Trust Company (the "Manufacturers Indenture"), and the terms and provisions of each such Indenture and the appointment by the Company of the Trustee under each such Indenture, are hereby approved, ratified and confirmed.

        RESOLVED, that the Company enter into one or more indentures supplemental to the Chase Indenture and/or the Manufacturers Indenture and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Vice President-Finance, the Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, to (i) determine the terms and provisions of any such supplemental indenture, (ii) select any bank or trust company to act as trustee in addition to or in place of either The Chase Manhattan Bank (National Association) under the Chase Indenture or Manufacturers Hanover Trust Company, under the Manufacturers Indenture, as the case may be, and (iii) execute, acknowledge and deliver any indenture supplemental to either the Chase Indenture and/or the Manufacturer Indenture, as the case may be, under the seal of the Company attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing any such supplemental indenture may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President or any Vice President and the Treasurer or the Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) Underwritten Debt Securities (and, in addition, Underwritten Debt Securities to replace any of the Underwritten Debt Securities which are lost, stolen, mutilated or destroyed and Underwritten Debt Securities required for exchange, substitution or transfer, all as provided in the respective Indentures, the Chase Indenture and/or the Manufacturers Indenture or supplements thereto) in fully registered form in substantially the forms of Underwritten Debt Securities to be set forth in the respective Indentures, the Chase Indenture and/or the Manufacturers Indenture or supplements thereto, with such changes therein and additions thereto as the officer or officers executing the Underwritten Debt Securities may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, the Executive Vice President-Finance, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized to appoint one or more paying agents, registrars, transfer agents, warrant agents and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of the Indentures, the Chase Indenture and/or the Manufacturers Indenture, supplements thereto or the Underwritten Debt Securities in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

    RESOLVED, That the Company enter into one or more underwriting agreements, including pricing agreements pursuant thereto and pricing agreements pursuant to the Underwriting Agreement dated November 15, 1985 (the "November Agreement") and the Underwriting Agreement dated January 30, 1986 (the "January Agreement"), each between the Company and Goldman Sachs & Co., with Goldman, Sachs & Co., or any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters (such underwriting agreements and the November Agreement and the January Agreement, are herein collectively called the "Underwriting Agreements"), providing for the sale of the Underwritten Debt Securities and that, when such Underwriting Agreements or pricing agreements pursuant thereto, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Underwritten Debt Securities are to be sold and the compensation to be received by the underwriters such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer, the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements and pricing agreements pursuant thereto, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, that the execution by the Company of the November Agreement and the January Agreement, and the terms and provisions of each, are hereby approved, ratified and confirmed.

    RESOLVED, That the Company enter into one or more delayed delivery contracts ("Delayed Delivery Contracts") between the Company and institutional or other investors providing for the sale of Underwritten Debt Securities at any time, and that, when such Delayed Delivery Contracts have been completed to set forth the respective prices, terms and conditions on which the Underwritten Debt Securities are to be sold, the Chairman of the Board of Directors, the President, any Executive Vice President, the Vice President-Finance, the Vice President-Legal, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver in the name and on behalf of the Company one or more Delayed Delivery Contracts, with such changes therein and additions thereto as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the Company enter into one or more Purchase Agreements or other Agreements (the "Purchase Agreements") with any firm, institution, partnership or other person, including securities brokers and dealers, relating to the sale and distribution of Underwritten Debt Securities and that, when such Purchase Agreements, or any of them, have been completed to set forth the terms and conditions upon which the Underwritten Debt Securities are to be sold and the purchase prices to be paid by such purchasers such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, the Executive

Vice President-Finance and the Treasurer, the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Purchase Agreements, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, the Executive Vice President-Finance, the Treasurer, any Assistant Treasurer and each of them, be and hereby are authorized in the name and on behalf of the Company to purchase, or arrange for the purchase of, Underwritten Debt Securities in connection with any sinking fund under the provisions of any of the Indentures, the Chase Indenture, the Manufacturers Indenture or supplements thereto.

    RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to exercise its rights and to perform its obligations under the Indentures, the Chase Indenture, the Manufacturers Indenture or supplements thereto, the Underwriting Agreements and pricing agreements pursuant thereto, the Delayed Delivery Contracts and the Purchase Agreements, or otherwise carry out the purposes and intents of each and all of the foregoing resolutions.

                                  Resolutions
               Private Placement of Senior and Subordinated Debt

    RESOLVED, That the Company issue and sell during any calendar year, commencing with calendar year 1986, in one or more private offerings, in an aggregate principal amount not to exceed U.S. $16,000,000,000, debt securities, consisting of notes, debentures, warrants or other securities or any combination thereof ("Private Securities"), denominated in U.S. dollars or any foreign currency or currencies, or combination thereof, with such maturity date or dates, in such relative principal amounts, at such interest rates (either on a fixed or floating basis) or original issue discounts, as applicable, and upon such additional terms and conditions (including, without limitation, provisions for subordination) as may be fixed by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer and that any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer be and hereby are authorized to deter-mine the terms of the Private Securities, including, without limitation, the maturity date or dates, the relative principal amounts, the relative currency or currencies, the stated rate or rates of interest (either on a fixed or floating basis) to be borne by, or original issue discounts applicable to, the Private Securities, the terms and the price or prices for any prepayment or redemption of the Private Securities, pursuant to a sinking fund or otherwise, any provisions for subordination of the Private Securities, and the purchase prices to be paid by the purchasers of the Private Securities; and to embody such determinations in the Private Securities, one or more note agreements or loan agreements or in any other agreement, instrument or document, as such officers shall determine.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer any Assistant Treasurer, the Controller, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized in the name and on behalf of the Company to execute and deliver such Private Securities, note agreements, loan agreements, or other agreements or instruments and documents as may be approved pursuant to the next preceding resolution.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer any Assistant Treasurer, the Controller, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any action (including, without limitation, the payment of expenses) and to execute and deliver any and all certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of the foregoing resolutions.

                                  Resolutions
               Public Offering of Notes Sold Through Sales Agents

    RESOLVED, That the Company (i) is authorized during any calendar year, commencing with calendar year 1986, to register with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), debt securities, to be denominated when issued in U.S. dollars or any foreign currency or currencies, consisting of notes, debentures, warrants, guarantees or other securities, or any combination thereof ("Securities"), in an aggregate principal amount not to exceed U.S. $16,000,000,000 and (ii) is authorized to issue and sell directly or through sales agents at any time (a) in one or more public offerings, such Securities and (b) all of the Company's Floating Rate Notes, Medium-Term Notes Due from 9 Months to 5 Years from Date of Issue and Notes registered with the Commission pursuant to Registration Statement Nos. 2-82744, 33-2888, 2-91104 and 2-94883, respectively, prior to the adoption of these resolutions and unissued and unsold at the time of the adoption of these resolutions (such Securities and such Floating Rate Notes, such Medium-Term Notes Due from 9 Months to 5 Years from Date of Issue and such Notes registered prior to the adoption of these resolutions are hereinafter collectively called "Agency Notes") having various maturities, with such maturity dates, in such relative principal amounts, in such currencies, at such interest rates (either on a fixed or floating basis) or original issue discounts, as applicable, and upon such additional terms and conditions and with such other changes thereto as may be fixed from time to time by any two of the Chairman of the Board of Directors, the

President, the Executive Vice President-Finance and the Treasurer and that any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer be and hereby are authorized to determine the terms of the Agency Notes, including, without limitation, the respective maturity dates, the relative principal amounts, the relative currency or currencies and the stated rates of interest (either on a fixed or floating basis) to be borne by, or original issue discounts applicable to, the Agency Notes.

        RESOLVED, That the preparation of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering (a) such Agency Notes or (b) such Agency Notes together with Underwritten Debt Securities (as such term is defined in these resolutions under the caption "Public Offering of Senior and Subordinated Debt"), including prospectuses, exhibits and other documents, to be filed with the Commission for the purpose of registering the offer and sale of (i) such Agency Notes or (ii) such Agency Notes together with Underwritten Debt Securities under the Act, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof; and that the appropriate officers of the Company be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing any such Registration Statement with a copy of such Registration Statement; and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by an officer of the Company, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

    RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement (including Registration Statement Nos. 2-82744, 33-2888, 2-91104 and 2-94883) relating to any of the Agency Notes, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable as conclusively evidenced by their execution thereof; and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by an officer of the Company, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

    RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad, L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney or attorneys to sign in his name, place and stead in any such capacity such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

    RESOLVED, That the appropriate officers of the Company be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any and all action which they may deem necessary or advisable in order to effect the registration or qualification (or exemption therefrom) of the Company's Agency Notes for issue, offer, sale or trade under the Blue Sky or securities laws of any of the States of the United States of America, to effect the registration or licensing (or exemption therefrom) of the Company as a dealer or broker in securities under such laws, to effect the registration or licensing of appropriate employees as salesmen or agents under such laws, and in connection therewith to execute, acknowledge, verify, deliver, file or cause to be published any application, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, and to take any and all further action which they, or any of them, may deem necessary or advisable in order to maintain any such registration or qualification or license for as long as they, or any of them, deem necessary or as required by law.

    RESOLVED, That this corporation hereby appoints the Bank Commissioner of the State of Maine, or his successor in office, to be its true and lawful attorney, in and for said State, upon whom all lawful processes in any action or proceeding against this corporation in said State based upon or arising in connection with any sale of, attempt to sell, or advertising of securities in said State or any violation of any act or statute regulating the business of dealing in securities, may be served in like manner and with the same effect as if this corporation existed therein, and this corporation hereby stipulates and agrees that any lawful process against it, as aforesaid, which is served on its said Attorney, shall be of the same legal force and validity, as if served on this corporation.

    This power of attorney shall be irrevocable, and the Secretary is hereby authorized to execute in the name of the corporation a certificate or authority or power of attorney to the said Bank Commissioner in conformity with this resolution, and the laws of said State of Maine.

    Ford Motor Credit Company hereby designates Goldman, Sachs & Co., a licensed California broker-dealer, or any other licensed California broker-dealer designated by the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, its attorney-in-fact for the purpose of executing and filing an application on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Agency Notes of the Company for offering and sale in the State of California.

    BE IT RESOLVED THAT RICHARD D. LATHAM, Securities Commissioner, State Securities Board, of the State of Texas, and his successor in office, is made, constituted and appointed the true and lawful attorney-in-fact for and in the State of Texas for this corporation, upon whom all process of law against this corporation in any action at law or legal proceeding growing out of the Texas Securities Act may be served, subject to and in accordance with all the provisions of the laws of the State of Texas and all amendments thereto, and this corporation agrees that any and all lawful process against it may be served upon its said attorney-in-fact, RICHARD D. LATHAM, or his successor in office, shall be deemed valid personal service upon this corporation and shall be of the same force and validity as if served upon this corporation, and that all process served upon the said Securities Commissioner shall be and have the same effect as if this corporation were organized and created under the laws of the State of Texas and had been lawfully served with process therein; and

    BE IT FURTHER RESOLVED that the corporation by and through its President or any Vice President and Secretary or any Assistant Secretary execute a Power of Attorney to the said RICHARD D. LATHAM, Securities Commissioner of the State of Texas, and his successor in office, incorporating the provisions of this resolution therein.

    RESOLVED, That it is desirable and in the best interest of the Company that its securities be qualified or registered for sale in various states; that the Chairman of the Board of Directors, the President, any Vice President or the Treasurer and the Secretary or an Assistant Secretary hereby are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of the Company as said officers may deem advisable; that said officers are hereby authorized to perform on behalf of the Company any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the papers and documents so executed and the action so taken.

    RESOLVED, That any and all haec verba resolutions appointing, or authorizing the proper officers of the Company to appoint, governmental agencies or officials as agents for service of process which may be required by the Blue Sky or securities laws of any State in which the Company intends to offer to sell its securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

    RESOLVED, That the Company enter into (a) one or more indentures, each with a bank or trust company as trustee (the "Indentures") and supplements thereto, and (b) one or more supplemental indentures with Manufacturers Hanover Trust Company, as Trustee (the "Supplemental Indentures") supplementing the Indenture dated as of March 15, 1973, as supplemented, the Indenture dated as of December 15, 1982, as supplemented, and/or the Indenture dated as of May 1, 1984, as supplemented (the "Original Indentures"), each between the Company and Manufacturers Hanover Trust Company, as Trustee, providing for the issuance of the Agency Notes, and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver the Indentures and supplements thereto, and the Supplemental Indentures, under the seal of the Company, attested by the Secretary or an Assistant Secretary, containing such terms and provisions as the officer or officers executing the Indentures, supplements thereto or Supplemental Indentures may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President or any Vice President, and the Treasurer or the Secretary be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) Agency Notes (and, in addition, Agency Notes to replace any of the Agency Notes which are lost, stolen, mutilated or destroyed and Agency Notes required for exchange, substitution or transfer, all as provided in the Indentures, supplements thereto, the Original Indentures and the Supplemental Indentures) in fully registered or bearer form in substantially the form of Agency Note as set forth in the Indentures, supplements thereto, the Original Indentures or any Supplemental Indenture, as the case may be, with such changes therein and additions thereto as the officer or officers executing the Agency Notes may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof; provided, however, that any Agency Note which bears the facsimile signature of any person who at any time prior to or on or after the date hereof held any such office shall be valid and binding on the Company with the same force and effect as if such person held such office on the date hereof and on the date of delivery of such Agency Note.

    RESOLVED, That (a), with respect to Agency Notes issued pursuant to the Original Indentures and the Supplemental Indentures, Manufacturers Hanover Trust Company be and hereby is appointed Issuing Agent for the purpose of issuing, authenticating and delivering such Agency Notes, and cancelling and destroying such Agency Notes, in accordance with the provisions of the Original Indentures and the Supplemental Indentures in the form in which they shall be executed and delivered and (b), with respect to Agency Notes issued pursuant to any Indenture or supplement thereto, the bank or trust company designated by the appropriate officers of the Company as trustee under any such Indenture or supplement thereto be, and hereby is, appointed Issuing Agent for the purpose of issuing, authenticating and delivering such Agency Notes, and cancelling and destroying such Agency Notes, in accordance with the provisions of any Indenture or supplements thereto in the form in which they shall be executed and delivered; provided, however, that the Company may at any time elect to act as its own Issuing Agent or appoint additional or substitute Issuing Agents.

        RESOLVED, That (a), with respect to Agency Notes issued pursuant to the Original Indentures and the Supplemental Indentures, Manufacturers Hanover Trust Company be and hereby is appointed Paying Agent for the purpose of payment of principal and interest with respect to such Agency Notes in accordance with the provisions of the Original Indentures and the Supplemental Indentures and such Agency Notes in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions and (b), with respect to Agency Notes issued pursuant to any Indenture or supplements thereto, the bank or trust company designated by the appropriate officers of the Company as trustee under any such Indenture or supplement thereto be, and hereby is, appointed Paying Agent for the purpose of payment of principal and interest with respect to such Agency
Notes in accordance with the provisions of any such Indenture and supplements thereto and such Agency Notes in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act as its own Paying
Agent or appoint additional or substitute Paying Agents.

        RESOLVED, That (a), with respect to Agency Notes issued pursuant to the Original Indentures and Supplemental Indentures, Manufacturers Hanover Trust Company be and hereby is appointed Registrar for the purpose of registration, exchange or registration of transfer of such Agency Notes, in accordance with the provisions of the Original Indentures and the Supplemental Indentures in the form in which they shall be executed and delivered and, (b) with respect to registered Agency Notes issued pursuant to any Indenture or supplements thereto, the bank or trust company designated by the appropriate officers of the Company as trustee under any such Indenture or supplements thereto be, and hereby is, appointed Registrar for the purpose of registration, exchange or registration of transfer of such Agency Notes, in accordance with the provisions of any Indenture or supplements thereto in the form in which they shall be executed and delivered; provided, however, that the Company may at any time elect to act as its own Registrar or appoint additional or substitute Registrars.

        RESOLVED, That the Company enter into one or more Sales Agency Agreements, Purchase Agreements and other Agreements relating to the sale and distribution of the Agency Notes with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and any other persons, including securities brokers and dealers ("Other Persons"), and each of them, providing for the sale of the Agency Notes by Goldman, Sachs & Co., Merrill Lynch and any Other Person, and each of them, on a "best efforts" basis, and/or for the purchase from time to time by Goldman, Sachs & Co., Merrill Lynch and any Other Person, and each of them, of Agency Notes, as principal, and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, such Sales Agency Agreements, Purchase Agreements and other Agreements with Goldman, Sachs & Co., Merrill Lynch and any Other Person, and each of them, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

        RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the appointment of Issuing Agents, Paying Agents and Registrars and the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all agreements, letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to exercise its rights and to perform its obligations under the Indentures, supplements thereto, the Original Indentures and the Supplemental Indentures and the Sales Agency Agreements and the Purchase Agreements and any other Agreement, to effectuate the issuance and sale of the Agency Notes and to carry out the purposes and intents of each and all of the foregoing resolutions.

                                 Resolutions
                   Public Offering and Private Placement of
                  Securities Denominated in U.S. Dollars and
                    Foreign Currencies in Foreign Markets

        RESOLVED, That the Company is authorized during any calendar year, commencing with calendar year 1986, to issue and sell at any time outside the United States, in one or more public or private offerings through underwriters, sales agents or otherwise, debt securities denominated in U.S. dollars or any foreign currency, consisting of warrants, notes, debentures or any other securities, or any combination thereof ("Foreign Securities") in an aggregate principal amount not to exceed U.S. $16,000,000,000, in such relative principal amounts, with such maturity date or dates, at such interest rate or rates and upon such additional terms and conditions as may be fixed by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance, the Vice President-Treasurer and the Treasurer and that any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance, the Vice President-Treasurer and the Treasurer be and hereby are authorized to determine the terms of the Foreign Securities, including, without limitation, the relative principal amounts, the relative currencies, the maturity date or dates, the stated rate or rates of interest (either on a fixed or floating basis) to be borne by, or the original issue discounts applicable to, the Foreign Securities, the price or prices for any prepayment or redemption of the Foreign Securities, pursuant to a sinking fund or otherwise, and the purchase prices to be paid by the underwriters or other purchasers of the Foreign Securities; and to embody such determinations in the Foreign Securities, one or more Note Agreements, Indentures, Fiscal Agency Agreements, Paying Agency Agreements, Warrant Agreements or Underwriting Agreements, Sales Agency Agreements or in any other agreement, instrument or document, as any such officer shall determine.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized, in the name and on behalf of the Company (i) to select all Fiscal Agents, Paying Agents and Warrant Agents and/or other agents and
(ii) to execute and deliver (and to take such action as any officer so executing deems necessary, appropriate or desirable in connection with) such Foreign Securities, Note Agreements, Indentures, Fiscal Agency Agreements, Paying Agency Agreements, Warrant Agreements or Underwriting Agreements or other agreements or instruments and documents authorized pursuant to the preceding resolutions and that any such Foreign Securities, Note Agreements, Indentures, Fiscal Agency

Agreements, Paying Agency Agreements, Warrant Agreements Underwriting Agreements, Sales Agency Agreements and other agreements and documents so executed and delivered are hereby approved.

        RESOLVED, That the Trustees, Fiscal Agents, Paying Agents, Warrant Agents, Underwriters and other parties to all other agreements executed and delivered pursuant to the next preceding resolution are hereby approved.

        RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized in the name and on behalf of the Company to take such action as they or any of them deem necessary, appropriate or desirable to make application for the listing of Foreign Securities on the Luxembourg Stock Exchange or any other stock exchange, and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer and any Assistant Secretary, and each of them, be and hereby are designated representatives of the Company to appear before the Luxembourg Stock Exchange or any other stock exchange and other offices in connection with such listing and to take or cause to be taken any and all steps as they or any of them deem necessary, appropriate or desirable to effect such listing and to delegate to any person any or all of the powers hereby authorized to be exercised by such officer in connection with the application for such listing.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of the Company, and each of them, be and hereby are authorized in the name and on behalf of the Company to take such action, and to execute and deliver any and all agreements, instruments or documents, as they or any of them deem necessary, appropriate or desirable to provide for the purchase or availability of foreign currencies in amounts sufficient to fulfill the obligations of the Company for payment of principal and interest with respect to the Foreign Securities.

        RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of the Company, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any action (including, without limitation, the payment of expenses) and to execute and deliver any and all certificates, instruments and documents (under the corporate seal of the Company or otherwise) as such officer or officers may deem necessary, appropriate or desirable in order to carry out the purposes and intents of the foregoing resolutions.

                                  Resolutions
                             Additional Provisions
                       Overall Limitation on Indebtedness

        RESOLVED, That, notwithstanding the provisions of the preceding resolutions relating to Underwritten Debt Securities, Private Securities, Agency Notes (other than Agency Notes (i) registered with the Securities and Exchange Commission (the "Commission") prior to the adoption of these resolutions and (ii), with respect to any calendar year, registered with the Commission during any preceding calendar year) and Foreign Securities (such securities, which are defined in the preceding resolutions under the captions "Public Offering of Senior and Subordinated Debt", "Private Placement of Senior and Subordinated Debt", "Public Offering of Notes Sold Through Sales Agents" and "Public Offering and Private Placement of Securities Denominated in U.S. Dollars and Foreign Currencies in Foreign Markets", respectively, are, for the purpose of this resolution, hereinafter collectively called the "Debt Securities"): (a) (i) the aggregate principal amount of Debt Securities issued and sold pursuant to such resolutions during any calendar year, commencing with calendar year 1986, shall not exceed the equivalent of U. S.16,000,000,000; provided, however, that the aggregate amount of each offering of Agency Notes shall be deemed to have been issued and sold at the time the prospectus relating to such offering shall have been first filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended; and, provided, further, that, notwithstanding such limitation on the aggregate principal amount of Debt Securities which may be issued and sold during any calendar year, all Agency Notes authorized for issuance and sale under the preceding resolutions captioned "Public Offering of Notes Sold Through Sales Agents" and registered with the Commission on or after the adoption of these resolutions hereby are authorized for issuance and sale by the Company at any time; (ii) with respect to any Debt Securities for issuance and sale at a discount from the face amount thereof, the aggregate principal amount thereof for purposes of these resolutions shall be deemed to be the aggregate principal amount at which such Debt Securities are initially offered to the public and not the aggregate principal amount thereof at stated maturity; and (iii) with respect to any issuance of warrants, whether issued with or without other Debt Securities ("Related Debt Securities"), entitling the purchasers thereof to purchase Debt Securities in addition to any Related Debt Securities, (A) the aggregate principal amount of Debt Securities which shall be deemed to have been issued and sold for purposes of this resolution shall be the sum of (1) the aggregate principal amount of Debt Securities which are issuable upon exercise of all such warrants and (2) if Related Debt Securities are issued with such warrants, the aggregate principal amount of such Related Debt Securities and (B) the Debt Securities issuable upon exercise of all such warrants shall, for purposes of this resolution, be deemed to have been issued and sold at the time of the issuance and sale of such warrants; (b) the aggregate principal amount of Debt Securities which may be registered with the Commission pursuant to such resolutions during the Authorized Period shall not exceed U.S. $16,000,000,000; and (c) the authority to issue and sell Debt Securities granted pursuant to the foregoing resolutions shall be in addition to, and not in limitation of, authority previously delegated to officers of the Company at the meeting of the Board of Directors of the Company held on April 6, 1978.

Annual Report

  RESOLVED, That, each year, the Chairman of the Board of Directors, the President or the Treasurer shall submit, or cause to be submitted, to the Board of Directors at its annual meeting, a report showing borrowings effected by the Company during the previous year, borrowings of the Company outstanding as of the end of the previous year and term-debt placements contemplated by the Company for the current year.

                POWER OF ATTORNEY WITH RESPECT TO REGISTRATION
                                STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
          COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED
                  DEBENTURES, NOTES SOLD THROUGH SALES AGENTS,
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND
                    SECURITIES BACKED BY COMPANY RECEIVABLES


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, Edsel B. Ford II, K. J. Coates, J. D. Bringard, H. D. Smith, W. O. Staehlin, R. P. Conrad and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at a meeting of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993 including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

                 IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 26th day of August, 1994.


/s/ John G. Clissold                   /s/ William E. Odom
____________________________          _________________________
(J. G. Clissold)                       (William E.  Odom)


/s/ K.J. Coates                        /s/ Robert D. Warner
____________________________          __________________________
(Kenneth J. Coates)                    (Robert D. Warner)



/s/ Edsel B. Ford II                   /s/ Kenneth Whipple
____________________________          __________________________
(Edsel B. Ford II)                     (Kenneth Whipple)


/s/ Michael I. Auld                    /s/ Terrence F. Marrs
_____________________________         __________________________
(Michael I. Auld)                       (Terrence F. Marrs)



/s/ David N. McCammon
____________________________
(David N. McCammon)